Exhibit 10.14
AMENDMENT NO. 6
TO MASTER REPURCHASE AGREEMENT
          Amendment No. 6, dated as of September 18, 2006 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Buyer”), NEW CENTURY MORTGAGE CORPORATION, NC CAPITAL CORPORATION, NC ASSET HOLDING, L.P., NEW CENTURY CREDIT CORPORATION, LOAN PARTNERS MORTGAGE, LTD., KINGSTON MORTGAGE COMPANY, LTD., COMPUFUND MORTGAGE COMPANY, LTD, WRT FINANCIAL LIMITED PARTNERSHIP, PEACHTREE RESIDENTIAL MORTGAGE, L.P., RESIDENTIAL PRIME LENDING LIMITED PARTNERSHIP, TEAM HOME LENDING, LTD., SUTTER BUTTES MORTGAGE, L.P., MIDWEST HOME MORTGAGE LTD, AUSTIN MORTGAGE, L.P., CAPITAL PACIFIC HOME LOANS, L.P., GOLDEN OAK MORTGAGE, L.P., SCFINANCE LP, AD ASTRA MORTGAGE, LTD, HOME123 CORPORATION AND NEW CENTURY MORTGAGE VENTURES, LLC (each a “Seller” and, collectively, the “Sellers”) and NEW CENTURY FINANCIAL CORPORATION, the (“Guarantor”).
RECITALS
          The Sellers, the Buyer and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of December 22, 2004, as amended by Amendment No. 1, dated as of August 26, 2005, Amendment No. 2, dated as of September 2, 2005, Amendment No. 3, dated as of November 30, 2005, Amendment No. 4, dated as of December 30, 2005 and Amendment No. 5, dated as of April 27, 2006 (the “Existing Repurchase Agreement”, as amended by this Amendment, the “Repurchase Agreement”). The Guarantor is a party to that certain Guaranty (the “Guaranty”), dated as of December 22, 2004, as the same may be amended from time to time, by the Guarantor in favor of the Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and the Guaranty.
          The Buyer, the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.
          Accordingly, the Buyer, the Sellers and the Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
          SECTION 1. Termination of Certain Sellers. As of the date hereof, each of Golden Oak Mortgage, L.P., ScFinance LP and WRT Financial Limited Partnership shall no longer be a Seller under the Repurchase Agreement. The Buyer hereby releases each of Golden Oak Mortgage, L.P., ScFinance LP and WRT Financial Limited Partnership from all of its obligations under the Existing Repurchase Agreement other than those obligations which by their terms otherwise survive the termination of the Repurchase Agreement which shall continue to bind Golden Oak Mortgage, L.P., ScFinance LP and WRT Financial Limited Partnership. All references to “Seller” under the Repurchase Agreement shall be deemed to exclude Golden Oak Mortgage, L.P., ScFinance LP and WRT Financial Limited Partnership.
          SECTION 2. Definitions.
          2.1 Section 1 of the Existing Repurchase Agreement is hereby amended by adding the following definitions in their proper alphabetical order:
          “40/30 Mortgage Loan” means a Mortgage Loan which has an original term to maturity of not more than thirty years from commencement of amortization, with a balloon payment in year thirty based upon a forty year amortization schedule.
          “50/30 Mortgage Loan” means a Mortgage Loan which has an original term to maturity of not more than thirty years from commencement of amortization, with a balloon payment in year thirty based upon a fifty year amortization schedule.
          “Escrow Holdback Loan” means a Mortgage Loan (a) as to which the Seller has either not funded a portion of its proceeds or has funded such a portion in escrow, with the disbursement of such portion conditioned upon the satisfaction of the requirements of a written agreement specifying one or more conditions relating to the completion, repair or refurbishment of property covered by the Mortgage and (b) for which the related Mortgagor has a FICO score greater than 620.
          “Manufactured Home Mortgage Loan” shall mean a Mortgage Loan (a) secured by a Mortgaged Property which is a manufactured home and (b) for which the related Mortgagor has a FICO score greater than 680.
          “Option ARM” means an adjustable rate mortgage with flexible payment options (a) which the Mortgagor may pay a low rate for the initial Monthly Payments and a substantially higher rate in the later years of such Mortgage; (b) which is underwritten in accordance with the Underwriting Guidelines and (c) for which the related Mortgagor has a FICO score greater than 660.
          2.2 Section 1 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Mortgage Loan” in its entirety and replacing it with the following definition:
          “Mortgage Loan” means any Escrow Holdback Loan, 40/30 Mortgage Loan, 50/30 Mortgage Loan, Manufactured Home Mortgage Loan, Option ARM, Forty-Year Mortgage Loan, Co-op Loan, Sub-Prime Mortgage Loan, Exception Mortgage Loan, Jumbo Mortgage Loan, Alt A Mortgage Loan, Second Lien Mortgage Loan, HELOC or Conforming Mortgage Loan which is a fixed or floating-rate, one-to-four-family residential mortgage or home equity loan evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 14(b) hereof; provided, however, that, except as expressly approved in writing by the Buyer, Mortgage Loans shall not include any “high-LTV” loans (i.e., a mortgage loan having a loan-to-value ratio in excess of 100% (or, with respect to High CLTV Mortgage Loans, 105%) or in excess of such lower percentage set forth in the Underwriting Guidelines or with respect to Second Lien Mortgage Loans, a combined loan-to value ratio in excess of the lower of (i) the percentage specified in the Underwriting Guidelines or (ii) 100% (or, with respect to High CLTV Mortgage Loans, 105%)) or any High Cost Mortgage Loans, and provided, further, however, that the origination date with respect to such Mortgage Loan is no earlier than ninety (90) days prior to the related Purchase Date.
          SECTION 3. Schedules. Schedule 1 to the Existing Repurchase Agreement is hereby amended by deleting subsections (h), (k), (r) and (jj) in their entirety and replacing them with the following language:
          “(h) Location and Type of Mortgaged Property. The Mortgaged Property is located in an Acceptable State as identified in the Custodial Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development or a manufactured housing unit or a de minimis planned unit development; provided, however, that any condominium unit or planned unit development shall conform with the applicable Fannie Mae and Freddie Mac requirements regarding such dwellings or shall conform to underwriting guidelines acceptable to the Buyer in its sole discretion and that no residence or dwelling is a mobile home. In the case of any Manufactured Home Mortgage Loan, (i) such Manufactured Home Mortgage Loan conforms with the applicable Underwriting Guidelines regarding mortgage loans related to manufactured dwellings, (ii) the related manufactured dwelling is permanently affixed to the land, (iii) the related manufactured dwelling and the related land are subject to a Mortgage properly filed in the appropriate public recording office and naming the Seller as mortgagee, (iv) the applicable laws of the jurisdiction in which the related Mortgaged Property is located will deem the manufactured dwelling located on such Mortgaged Property to be a part of the real property on which such dwelling is located, and (v) such Manufactured Home Mortgage Loan is (x) a qualified mortgage under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended and (y) secured by manufactured housing treated as a single family residence under Section 25(e)(10) of the Code. No portion of the Mortgaged Property is used for commercial purposes; provided, however, that the Mortgaged Property may be a mixed use property if such Mortgaged Property conforms to underwriting guidelines acceptable to the Buyer in its sole discretion.”
          “(k) Full Disbursement of Proceeds. Except with respect to HELOCs or Escrow Holdback Loans, there is no further requirement for future advances under the Mortgage Loan, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or the Mortgage.”
          “(r) Origination; Payment Terms. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. Other than with respect to HELOCs, principal and/or interest payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap. Other than with respect to a HELOC, or the Credit Line Agreement with respect to a HELOC, the Mortgage Note is payable on the first day of each month in equal monthly installments of principal and/or interest (subject to a balloon payment in the case of Balloon Loans, 40/30 Mortgage Loans and 50/30 Mortgage Loans and subject to an “interest only” period in the case of Interest Only Loans), which installments of interest, with respect to adjustable rate Mortgage Loans are subject to change on the Interest Rate Adjustment Date and with respect to Interest Only Loans are subject to change on the Interest Only Adjustment Date, and due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization (except with respect to any Forty-Year Mortgage Loan, 40/30 Mortgage Loan or 50/30 Mortgage Loan). With respect to HELOCs, the related Mortgagor may request advances up to the Credit Limit within the first ten years following the date of origination. Each HELOC will amortize within 30 years from the date of origination. The Due Date of the first payment under the Mortgage Note is no more than 60 days from the date of the Mortgage Note. The Mortgage Note is payable in Dollars.”
          “(jj) Capitalization of Interest. Other than with respect to Option ARMs, the Mortgage Note does not by its terms provide for the capitalization or forbearance of interest.”
          SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
          4.1 Delivered Documents. On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:
      (a) this Amendment, executed and delivered by the Guarantor and duly authorized officers of the Buyer and the Sellers;
      (b) Amendment No. 6 to the Pricing Side Letter, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Custodian; and
      (c) such other documents as the Buyer or counsel to the Buyer may reasonably request.
          SECTION 5. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 14 of the Existing Repurchase Agreement (except to the extent that such representation or warranty expressly relates to an earlier date).

          SECTION 6. Joint and Several Obligations. Each of the Sellers and the Buyer hereby acknowledge and agree that the Sellers are each jointly and severally liable to the Buyer for all of their respective representations, warranties and covenants hereunder and under the Side Letter.
          SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
          SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 10. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Repurchase Agreement, as it may be amended, modified and in effect, from time to time.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

By:	/s/ Bruce S. Kaiserman

Name: Bruce S. Kaiserman
Title: Vice President

NEW CENTURY MORTGAGE CORPORATION, as Seller

By:	/s/ Kevin Cloyd

Name: Kevin Cloyd
Title: Executive Vice President

NC CAPITAL CORPORATION, as Seller

By:	/s/ Kevin Cloyd

Name: Kevin Cloyd
Title: President

NC ASSET HOLDING, L.P., as Seller,

By: NC DELTEX, LLC, its General Partner
By: NC CAPITAL CORPORATION, its Sole Member

By:	/s/ Kevin Cloyd

Name: Kevin Cloyd
Title: President

NEW CENTURY CREDIT CORPORATION, as Seller

By:	/s/ Kevin Cloyd

Name: Kevin Cloyd Title: President

LOAN PARTNERS MORTGAGE, LTD, as Seller

By: Capital Standard Origination Company,
Its General Partner

/s/ Stergios Theologides

Name: Stergios Theologides
Title: Executive Vice President

KINGSTON MORTGAGE COMPANY, LTD., as Seller

By: CSOC XI, INC.,
Its General Partner

/s/ Stergios Theologides

Name: Stergios Theologides
Title: Executive Vice President

COMPUFUND MORTGAGE COMPANY, LTD, as Seller

By: CSOC XIV, INC.,
Its General Partner

/s/ Stergios Theologides

Name: Stergios Theologides
Title: Executive Vice President

PEACHTREE RESIDENTIAL MORTGAGE, L.P., as Seller

By: CSOC XXV, INC.,
Its General Partner

/s/ Stergios Theologides

Name: Stergios Theologides
Title: Executive Vice President

RESIDENTIAL PRIME LENDING LIMITED PARTNERSHIP, as Seller

By: CSOC XXVII, INC.,
Its General Partner

/s/ Stergios Theologides

Name: Stergios Theologides
Title: Executive Vice President

TEAM HOME LENDING LTD, as Seller

By: CSOC XXXII, INC.,
Its General Partner

/s/ Stergios Theologides

Name: Stergios Theologides
Title: Executive Vice President

SUTTER BUTTES MORTGAGE LP, as Seller

By: CSOC XXXVIII, Inc.,
Its General Partner

/s/ Stergios Theologides

Name: Stergios Theologides
Title: Executive Vice President

MIDWEST HOME MORTGAGE LTD, as Seller

By: CSOC XXXVII, Inc.
Its General Partner

/s/ Stergios Theologides

Name:	Stergios Theologides
Title:	Executive Vice President

AUSTIN MORTGAGE, L.P., as Seller

By: REALTOR BUILDER I, Inc.,
Its General Partner

/s/ Stergios Theologides

Name:	Stergios Theologides
Title:	Executive Vice President

CAPITAL PACIFIC HOME LOANS, L.P., as Seller

By: REALTOR BUILDER II, Inc.,
Its General Partner

/s/ Stergios Theologides

Name:	Stergios Theologides
Title:	Executive Vice President

AD ASTRA MORTGAGE LTD, as Seller

By: REALTOR BUILDER VI, INC.,
Its General Partner

/s/ Stergios Theologides

Name:	Stergios Theologides
Title:	Executive Vice President

HOME123 CORPORATION, as Seller

By: /s/ Kevin Cloyd

Name:	Kevin Cloyd
Title:	Executive Vice President

NEW CENTURY MORTGAGE VENTURES, LLC, as Seller

/s/ Stergios Theologides

Name:	Stergios Theologides
Title:	Executive Vice President

NEW CENTURY FINANCIAL CORPORATION, as Guarantor

By: /s/ Kevin Cloyd

Name:	Kevin Cloyd
Title:	Executive Vice President

Acknowledged and Agreed:

WRT FINANCIAL LIMITED PARTNERSHIP, as Seller

By: CSOC XXIII, INC.,
Its General Partner

/s/ Stergios Theologides

Name:	Stergios Theologides
Title:	Executive Vice President

GOLDEN OAK MORTGAGE, LP, as Seller

By: REALTOR BUILDER III, Inc.,
Its General Partner

/s/ Stergios Theologides

Name:	Stergios Theologides
Title:	Executive Vice President

SCFINANCE LP, as Seller

By: REALTOR BUILDER V, INC.,
Its General Partner

/s/ Stergios Theologides

Name:	Stergios Theologides
Title:	Executive Vice President